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                                                                     EXHIBIT 4.2

                             STEEL TECHNOLOGIES INC.

   NUMBER                                                  SHARES

COMMON STOCK                                            COMMON STOCK
                                                      CUSIP 858147 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF KENTUCKY

This Certifies that
                                    SPECIMEN

is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                             STEEL TECHNOLOGIES INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       John M. Baumann            [Corporate Seal]    Michael J. Carroll
                     SECRETARY                                        PRESIDENT


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The Corporation is authorized to issue shares of more than one class. The
Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common          UNIF GIFT MIN ACT  -____Custodian____
TEN ENT  -as tenants by the entireties                     (Cust)      (Minor)
JT TEN   -as joint tenants with right of                    under Uniform Gifts
         survivorship and not as                            to Minors Act_______
         tenants in common                                               (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
[_____________________________]________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated: __________________________


AFFIX MEDALLION SIGNATURE           X
GUARANTEE IMPRINT BELOW               ------------------------------------------
                                                  (SIGNATURE)


                                    X
                                      ------------------------------------------
                                                  (SIGNATURE)

                                    --------------------------------------------
                                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                    CHANGE WHATEVER.

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                    SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                    TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                    OR A CREDIT UNION PARTICIPATING IN A
                                    MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                    TRANSFER ASSOCIATION, INC.



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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of April 24, 1998, as may be amended from time to time (the "Rights Agreement") between Steel Technologies Inc. (the "Company") and National City Bank, as Successor Rights Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, and any amendments thereto, as in effect on the date of mailing, without charge promptly after receipt of a written request therefore. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate thereof (as such terms are defined in the Rights Agreement) whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.